UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2009

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-33708 (Commission File Number)	13-3435103 (I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York (Address of principal executive offices)	10017-5592 (Zip Code)
Registrant’s telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 13, 2009, Philip Morris International Inc. (the “Company”) entered into a Euro Medium Term Note Program (the “Program”). Under the Program, the Company may from time to time issue unsecured notes (the “Notes”), in an unlimited nominal aggregate amount, as may be authorized from time to time, with such terms, including currency, rate and maturity, as may be agreed by the Company and the Dealers (as defined below) at the time of sale of any Notes. In connection with the Program, the Company also entered into a Dealer Agreement (the “Dealer Agreement”), dated March 13, 2009, with the dealers named therein (the “Dealers”), an Issue and Paying Agency Agreement, dated March 13, 2009, by and among the Company, HSBC Private Bank (C.I.) Limited, Jersey Branch, as registrar, HSBC Bank PLC, as principal paying agent and HSBC Corporate Trustee Company (UK) Limited, as trustee (the “Agency Agreement”), and a Trust Deed, dated March 13, 2009, with HSBC Corporate Trustee Company (UK) Limited, as trustee (the “Trust Deed”). The terms of the Dealer Agreement, the Issue and Paying Agency Agreement and the Trust Deed will govern any issuance of Notes under the Program, subject to any amendments or supplements to such terms as may be agreed to at time of issuance. Copies of the Dealer Agreement, the Agency Agreement, and the Trust Deed are included in this Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Dealer Agreement, the Agency Agreement and the Trust Deed do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.
Notes issued under the Program will be issued pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), will not be registered under the Act, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person without registration under, or an applicable exemption from, the requirements of the Act.
Certain of the Dealers and their affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses.
Item 9.01. Exhibits.
(c) Exhibits

1.1	Dealer Agreement, dated March 13, 2009.
4.1	Issue and Paying Agency Agreement, dated March 13, 2009.
4.2	Trust Deed relating to Euro Medium Term Note Program, dated March 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.
By:	/s/ G. PENN HOLSENBECK
	Name:	G. Penn Holsenbeck
	Title:	Vice President & Corporate Secretary

DATE: March 19, 2009

INDEX EXHIBIT

Exhibit No.	Description

1.1	Dealer Agreement, dated March 13, 2009.
4.1	Issue and Paying Agency Agreement, dated March 13, 2009.
4.2	Trust Deed relating to Euro Medium Term Note Program, dated March 13, 2009.